UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 8, 2014

Date of Report (Date of earliest event reported)

RMR Industrials, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185046	46-0750094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 310

Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(702) 897-9997

(Registrant’s telephone number, including area code)

Online Yearbook

701 N. Greenway Pkwy, #200

Henderson, NV 89015

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

Name Change

In connection with Online Yearbook’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective December 8, 2014, the Company amended its Articles of Incorporation to change its name from “Online Yearbook” to “RMR Industrials, Inc.” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as part of Exhibit 3.1 and incorporated herein by reference.

Stock Symbol

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “RMRI” This new symbol took effect at the open of business on December 8, 2014.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Name
Exhibit 3.1	Text of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMR Industrials, Inc. a Nevada corporation

Dated: December 9, 2014	By:	/s/ Chad Brownstein
Chad Brownstein, Chief Executive Officer

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